UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Our 2013 Annual Meeting of Shareholders was held on May 15, 2013 in Cedar Rapids, Iowa. Represented at the meeting, in person or by proxy, were 23,117,704 shares constituting approximately 91.5 percent of the issued and outstanding shares entitled to vote as of the close of business on March 18, 2013. The following proposals were adopted by the margins indicated below.
Proposal 1: Election of five Class B directors for a term of three years ending in May 2016 (or until such time as their respective successors have been duly elected).

		Number of Shares
		Votes For	Votes Withheld	Broker Non-Votes
John-Paul E. Besong	Class B Director	21,134,769	45,579	1,937,356
James W. Noyce	Class B Director	21,129,035	51,313	1,937,356
Mary K. Quass	Class B Director	20,212,884	967,464	1,937,356
John A. Rife	Class B Director	12,924,181	8,256,167	1,937,356
Kyle D. Skogman	Class B Director	20,208,023	972,325	1,937,356
Proposal 2: Ratification of the appointment of our independent registered public accounting firm, Ernst & Young, LLP.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Appointment of Ernst & Young, LLP	21,606,920	1,240,251	306,532	—
Proposal 3: Approval of a resolution approving the compensation of the Company's named executive officers.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Say-on-Pay Advisory Vote on Compensation of the Company's Named Executive Officers	20,710,562	130,707	339,051	1,937,383
Item 7.01. Regulation FD Disclosure.
On May 15, 2013, United Fire Group, Inc. held its annual shareholders' meeting at which the shareholder presentation attached as Exhibit 99.1 was used. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.
Effective May 15, 2013, the Company announced the appointment of new officers for two subsidiary companies, United Fire & Casualty Company and United Life Insurance Company. A copy of the Company's press is attached to this Current Report as Exhibit 99.2. The information in this Item 8.01 and Exhibit 99.2 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 15, 2013.
99.2	Press Release of United Fire Group, Inc. dated May 16, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 16, 2013	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 15, 2013.
99.2	Press Release of United Fire Group, Inc. dated May 16, 2013.